Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
29.	SUBSEQUENT EVENTS

In February 2025, the Group entered into a purchase and sale agreement with Alberta Limited to purchase 100% ownership of a series of assets related to a 101MW natural gas-fired power development project for a total consideration of approximately US$21.7 million. The transaction was closed on July 9, 2025.

In July 2025, the Group entered into an amendment to the Loan 2025 with Matrixport Group, pursuant to which the total maximum financing facility was increased from US$200.0 million to US$400.0 million, while all other terms and conditions of the agreement remained unchanged. As of September 29, 2025, the Group had fully drawn down the facility.

In July 2025, the holder of promissory note converted US$15.0 million of the promissory note’s principal into 2,036,383 shares at a conversion price of US$7.3660 per share.

In July 2025, the Group granted a total of approximately 0.5 million share awards to the designated recipients under the 2023 Plan. Each share award grants an option for the recipient to purchase one share of the Group’s ordinary shares at an exercise price of US$11.30 per share. The share awards vest up to seven years, and the recipient shall continue to provide services to the Group by each vesting date. The share awards expire on the tenth anniversary from the date of grant.

In August 2025, the Group entered into a structured product master agreement with Matrixport Group to facilitate a digital assets-backed financing arrangement. Under the agreement, the Group may pledge Bitcoin or other digital assets as collateral in exchange for financing in USDT, subject to loan-to-value ratios and option-based payoff terms as specified in each transaction confirmations. The arrangement includes settlement mechanisms based on reference prices of Bitcoin within a predetermined strike range and provides for renewal options at maturity. As of September 29, 2025, no transactions had been executed under this agreement.

In September 2025, the Group entered into a loan agreement with Matrixport Group for a financing facility of up to US$400.0 million. Loans drawn under the facility bear interest rate of 8.35% per annum, payable monthly in arrears. Each drawdown has a tenor of 24 months from its drawdown date and is secured by Bitcoin, maintained based on a loan-to-value ratio. As of September 29, 2025, the Group had drawn down US$85.0 million under the facility.

In September 2025, the Group redeemed the remaining outstanding US$7.7 million aggregate principal amount of its August 2024 convertible senior notes at a conversion rate of 127.9743 Class A ordinary shares per US$1,000 principal amount, adjusted pursuant to the agreement for a total of 985,400 Class A ordinary shares.

In September 2025, the Group increased its existing financing facility with a commercial bank from US$17.0 million to US$26.0 million and withdrew the full amount. The facility is unsecured, bears interest at a rate of 10.31% per annum, and is due on February 6, 2026.

For the period from July 1, 2025 to September 29, 2025, the Group newly issued 6,248,565 Class A ordinary shares with net proceeds of US$91.6 million.

There were no other material subsequent events during the period from June 30, 2025 to the approval date of this Interim Financial Information on September 29, 2025.